UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------


                                    FORM 8-K

                                 CURRENT REPORT

                              -------------------


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                              -------------------


      Date of Report (Date of earliest event reported): December 31, 1997

                              -------------------


                    SENTO TECHNICAL INNOVATIONS CORPORATION
                   --------------------------------------------
             (Exact name of registrant as specified in its charter)


        Utah                           0 6425                    87-0284979

   (State or other                  (Commission                 (IRS Employer
   jurisdiction of                   File No.)                 Identification
   incorporation)                                                   No.)


                              311 North State Street
                                 Orem, Utah 84057

                          (Address of principal executive
                           offices, including zip code)


                                  (801) 226-6222
                          (Registrant's telephone number,
                               including area code)




ITEM 2.   ACQUISITION OF ASSETS.

     On December 31, 1997, the Registrant executed an Amendment No. 1 to Acquisition Agreement (the "Amendment") for the purpose of amending that certain Acquisition Agreement (the "Acquisition Agreement"), dated November 19, 1997 by and among the Registrant, Astron Incorporated ("Astron"), and Jay Barth, an individual and Astron's sole shareholder, and closed the transactions contemplated by the Acquisition Agreement, as amended (collectively, the "Acquisition"), consisting principally of the following:


     (a) The Registrant acquired all of the issued and outstanding capital stock of Astron in exchange for the issuance to Mr. Barth of 180,000 shares (the "Shares") of the Registrant's common stock, par value $0.25 per share. The Acquisition was accomplished through a merger of Sento Acquisition, Inc., a newly formed and wholly-owned subsidiary of the Registrant ("Sento Acquisition"), with and into Astron. Upon completion of the merger, the Registrant became the sole shareholder of Astron, the Articles of Incorporation and Bylaws of Sento Acquisition existing prior to the Acquisition became the Articles of Incorporation and Bylaws of Astron and the individuals serving as officers and directors of Sento Acquisition became the officers and directors of Astron.

     (b) Mr. Barth deposited 36,000 of the Shares in escrow pursuant to the terms of a Stock Escrow Agreement securing certain indemnification and restrictive covenant obligations undertaken by Astron and Mr. Barth pursuant to the Acquisition Agreement, as amended.

     (c) The Registrant executed employment agreements with Mr. Barth and Joseph J. Bunker, the President and Training Manager of Astron, respectively, pursuant to which the Registrant agreed to employ Messrs. Barth and Bunker as Director of Training and Education and Manager of Training and Education of Spire Technologies, Inc., a wholly owned subsidiary of the Registrant.

     Astron is a recognized provider of computer training and education courses delivered nationwide. Astron's certification training courses include Microsoft MCSE (Microsoft Certified System Engineer) for Windows NT, Novell CNE (Certified Novell Engineer), and Citrix CWA (Certified WinFrame Administrator). The Registrant will account for the Acquisition as a purchase.

     The consideration paid by the Registrant in connection with the Acquisition was determined through arms-length negotiations between the Registrant and the other parties to the Acquisition, based upon the business, assets, liabilities, operations and prospects of Astron. The Acquisition was funded by the issuance of the Shares without any borrowing of funds. Prior to the closing of the Acquisition, there was no material relationship between Mr. Barth and the Registrant or any of its affiliates, any director or officer of the Registrant or any associate of any such director or officer.

     Copies of the Acquisition Agreement, the Amendment, the other documents described in this report, and press releases announcing the execution of the Acquisition Agreement and the consummation of the Acquisition are attached to this Report as Exhibits 2.1 through 2.2 and 4.1 through 4.2 and 99.1 through 99.4, respectively. Certain financial statements and pro forma information relating to the Registrant and the Acquisition are included herein under Item 7 below.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired.

          The financial statements required pursuant to this Item 7(a) are filed as part of this Report as pages __ through __.

     (b)  Pro forma financial information.

          The pro forma financial information required pursuant to this Item 7(b) are filed as part of this Report as pages __ through __.


     (c)  Exhibits.

          The following exhibits are included herein:


   REG S-B
   EXHIBIT                                                               EXHIBIT
     NO.                            DESCRIPTION                            NO.

     2.1      Acquisition Agreement dated as of November 19, 1997           1

     2.2      Amendment No. 1 dated as of December 31, 1997                 2
     4.1      Stock Escrow Agreement dated as of December 31, 1997          3

     4.2      Articles of Merger including Plan of Merger                   4

     99.1     Employment Agreement by and between the Registrant and
              Jay Barth                                                     5

     99.2     Employment Agreement by and between the Registrant and
              Joseph J. Bunker                                              6

     99.3     Press Release dated November 20, 1997                         7

     99.4     Press Release dated January 6, 1998                           8

______________________________


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SENTO TECHNICAL INNOVATIONS CORPORATION



                                    /s/ Robert K. Bench
                                   ----------------------------------------
                                   Robert K. Bench, Chief Financial Officer


Dated: January 15, 1998

                              ASTRON INCORPORATED

                              Financial Statements

                    Nine months ended September 30, 1997 and
                     years ended December 31, 1996 and 1995

                  (With Independent Auditors' Report Thereon)



                          Independent Auditors' Report


The Board of Directors and Stockholders of
Astron Incorporated:



We have audited the accompanying balance sheets of Astron Incorporated as of September 30, 1997 and December 31, 1996 and 1995, and the related statements of operations, stockholders' equity (deficit), and cash flows for the nine months ended September 30, 1997 and years ended December 31, 1996 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We  conducted  our  audits  in  accordance  with  generally  accepted  auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Astron Incorporated as of September 30, 1997 and December 31, 1996 and 1995, and the results of its operations and its cash flows for the nine months ended September 30, 1997 and years ended December 31, 1996 and 1995, in accordance with generally accepted accounting principles.


                                                          KPMG Peat Marwick LLP

October 23, 1997

                              ASTRON INCORPORATED


                                 Balance Sheets


                               September 30,     December 31,     December 31,

          Assets                   1997              1996             1995
                                ----------        ----------       ----------

 Current assets:
 Cash                       $          8,055           62,623           42,579

 Accounts receivable,
 less allowance for                  105,381          103,553           54,290

 doubtful accounts of
 $23,732 in 1997,
 $38,006 in 1996, and

 $5,030 in 1995
 Employee advances                     2,385            2,900            2,900

 Deposits                              3,113            3,113            7,913
 Other current assets                 64,583           60,000           60,000

 (notes 2 and 6)                   ---------        ---------        ---------
 Total current assets                183,517          232,189          167,682

 Fixed assets:

 Land                                 25,600           35,389            9,789
 Buildings                           102,400          102,400                -

 Condo                                     -           90,783           90,000
 Equipment                           393,384          465,564          341,279

 Office equipment                     43,661           43,661            8,506
 Accumulated depreciation          (221,733)        (201,139)        (133,067)

                                   ---------        ---------        ---------
 Net fixed assets                    343,312          536,658          316,507

 Other assets (note 2)                36,130           34,466           39,184
                                   ---------        ---------        ---------

                            $        562,959          803,313          523,373
                                 ===========       ==========       ==========

 Liabilities and
 Stockholders' Equity
 (Deficit)

 Current liabilities:

 Current portion of long-   $         63,903           60,455           23,091
 term debt (note 3)
 Accounts payable                    228,732          133,653           12,784

 Accrued liabilities                  94,107           41,432           10,000

 Income taxes payable                 53,260          193,521          196,878
 (note 4)
 Accrued payroll wages                45,246           43,373           25,693

 and taxes
 Deferred revenue                    110,443           82,280           27,620

                                   ---------        ---------        ---------
 Total current                       595,691          554,714          296,066

 liabilities                       ---------        ---------        ---------
 Long-term debt,                     161,222          121,020           40,728

 excluding current                 ---------        ---------        ---------
 portion (note 3)

 Commitments (note 5)
 Stockholders equity

 (deficit):
 Common stock, no par
 value. Authorized,                    1,000            1,000            1,000

 issued, and outstanding
 50,000 shares

 Retained earnings                 (194,954)          126,579          185,579
 (deficit)                         ---------        ---------        ---------

 Total stockholders'               (193,954)          127,579          186,579
 equity (deficit)                  ---------        ---------        ---------

                            $        562,959          803,313          523,373
                                  ==========       ==========       ==========



See accompanying notes to the financial statements.

                              ASTRON INCORPORATED

                            Statements of Operations

                                             Nine
                                            months        Year          Year

                                             ended        ended        ended
                                           September    December      December
                                           30, 1997     31, 1996      31, 1995

                                           --------     ---------    ---------
 Revenues:

 Network training                       $  3,371,015    2,646,072    1,892,275
 Real estate seminars                        590,309       44,152            -

 Equipment sales                               2,819       35,152        8,701
                                           ---------    ---------     --------

 Total revenues                            3,964,143    2,725,376    1,900,976

 Expenses:
 Cost of sales                               653,822      265,918      219,451

 Selling, general, and administrative      3,693,763    2,500,270    1,498,798
 (note 7)                                  ---------    ---------    ---------

 Income (loss) from operations             (383,442)     (40,812)      182,727
 Other income (expense):

 Interest income                               5,160        7,717        1,683
 Interest expense                           (25,706)     (22,193)     (17,689)

 Other, net                                 (57,806)          494        2,207
                                           ---------    ---------    ---------

 Total other income (expense)               (78,352)     (13,982)      (13,799
                                           ---------    ---------    ---------

 Income (loss) before income taxes         (461,794)     (54,794)      168,928
 Income tax expense (benefit) (note 4)     (140,261)        3,874      102,546

                                           ---------     --------     --------
 Net income (loss)                      $  (321,533)     (58,668)       66,382

                                           =========    =========     ========


See accompanying notes to the financial statements.

                              ASTRON INCORPORATED
                  Statements of Stockholders Equity (Deficit)

Nine months ended September 30, 1997 and years ended December 31, 1996 and 1995

                                                                       Total
                                                                       stock-
                                                         Retained     holders'
                                      Common stock       earnings      equity

                                      ------------
                                   Shares     Amount    (deficit)    (deficit)

                                  -------     -------   ---------     --------


Balances at December 31, 1994       50,000  $   1,000     137,958       138,958


Dividends paid                           -          -    (18,761)      (18,761)

Net income                               -          -      66,382        66,382

                                  --------     ------   ---------     ---------


Balances at December 31, 1995       50,000      1,000     185,579       186,579


Dividends paid                           -          -       (332)         (332)


Net loss                                 -          -    (58,668)      (58,668)
                                   -------    -------    --------     ---------


Balances at December 31, 1996       50,000      1,000     126,579       127,579


Net loss                                 -          -   (321,533)     (321,533)
                                   -------    -------   ---------     ---------


Balances at September 30, 1997   $  50,000      1,000   (194,954)     (193,954)
                                  ========    =======   =========     =========

            See accompanying notes to the financial statements.

                              ASTRON INCORPORATED
                            Statements of Cash Flows

                                      Nine months                       Year
                                         ended         Year ended      ended
                                       September        December      December
                                        30, 1997        31, 1996      31, 1995
                                      -----------      ---------      -------
 Cash flows from operating
 activities:
 Net income (loss)                 $     (321,533)       (58,668)       66,382

 Adjustments to reconcile net
 income (loss) to net cash

 provided by (used in)
 operating activities:

 Depreciation and amortization             106,583        122,690       93,561
 Provision for losses
 (reduction in allowance) on              (14,274)         32,976        5,030

 accounts receivable
 Loss (gain) on sale of assets              52,938          (308)      (2,207)

 Changes in operating assets
 and liabilities:

 Accounts receivable                        12,446       (82,239)       17,400
 Other current assets                      (4,068)          4,800     (70,813)

 Other assets                              (1,664)          4,718     (39,184)
 Accounts payable                           95,079        120,869      (7,198)

 Accrued liabilities                        52,675         31,432     (19,275)

 Accrued   payroll   wages  and              1,873         17,680       16,088
 taxes
 Income taxes payable                    (140,261)        (3,357)       93,631

 Deferred revenue                           28,163         54,600       27,620
                                         ---------       --------      -------

 Net cash provided by (used in)          (132,043)        245,193      181,035
 operating activities                    ---------       --------      -------

 Cash  flows   from   investing
 activities:

 Capital expenditures                     (70,833)      (399,692)    (163,017)

 Proceeds from sale of assets              104,658         57,219       15,400
                                          --------      ---------    ---------
 Net cash provided by (used in)             33,825      (342,473)    (147,617)

 investing activities                     --------      ---------    ---------
 Cash  flows   from   financing

 activities:
 Principal payments of long-              (60,456)       (23,091)     (13,600)

 term debt
 Borrowings from long-term debt            104,106        140,747            -

 Dividends                                       -          (332)     (18,761)
                                         ---------      ---------    ---------

 Net cash provided by (used in)             43,650        117,324     (32,361)
 financing activities                   ----------      ---------    ---------

 Net  increase  (decrease)   in           (54,568)         20,044        1,057
 cash

 Cash at beginning of year                  62,623         42,579       41,522
                                         ---------      ---------    ---------

 Cash at end of year               $         8,055         62,623       42,579
                                         =========      =========    =========

 Supplemental   Disclosures  of
 Cash Flow Information

 Cash paid for interest            $        14,777         12,193        7,689
 Cash paid for income taxes                      -          6,301       22,036

See accompanying notes to the financial statements.

                              ASTRON INCORPORATED

                       Notes to the Financial Statements

Nine months ended September 30, 1997 and years ended December 31, 1996 and 1995



(1)  Summary of Significant Accounting Policies


(a)  Description of Business

     Astron Incorporated (the Company) provides education and training to the information technology industry. The Company's focus is to enhance the proficiency and skills of computer information system professionals and students. Courses are designed to assist participants to successfully complete Novell Netware CNE and Microsoft MCSE testing and certification. The Company's customers consist of businesses, governmental entities, and individuals geographically dispersed throughout the United States.

(b)  Accounts Receivable


     Accounts receivable consist primarily of sales proceeds due from a marketing company, which markets the Company's network training courses and collects a major portion of the sales for network training. The Company performs ongoing credit evaluations of its customers and maintains an allowance for possible losses.

(c)  Fixed Assets

     Fixed assets are recorded at cost. Depreciation of equipment and office equipment is computed primarily on accelerated methods. Depreciation of buildings is computed using the straight-line method. Estimated useful lives of the individual classes of assets are as follows:


          Buildings                27 - 39 years
          Equipment                5 - 7 years
          Office equipment         5 - 7 years

(d)  Income Taxes

     Income taxes are accounted for under the asset and liability method. Under that method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of the change in tax rates is recognized in income in the period that includes the enactment date.

(e)  Revenue Recognition

     Revenue from training and seminars is recognized as the related service is performed. Deferred revenue consists of payments received in advance of services provided and is recognized as revenue as the service is performed. Equipment sales are recognized upon shipment.


(f)  Use of Estimates

     Management of the Company has made a number of estimates and assumptions relating to the reporting of assets, liabilities, revenues and expenses, and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.


(2)  Other Assets

     Other assets consist of a life insurance policy for the president and treasurer of the Company, prepaid deposits, employee advances, and a note receivable from a related party discussed in note 6.


(3)  Long-term Debt

Long-term debt consist of the following:


                                           September     December     December
                                            30, 1997     31, 1996     31, 1995
                                           ---------     --------

 Note payable to a bank bearing
 interest at 8.75%, payable monthly,     $     7,119        9,314       13,059
 and collateralized by a vehicle


 Note payable to a bank bearing
 interest at 8.90%, payable monthly,          27,562       31,413       32,818
 and collateralized by a vehicle

 Note payable to a bank bearing
 interest at  9.0%, payable monthly,               -            -       17,942
 and collateralized by a vehicle


 Note payable to a bank bearing
 interest at 8.50%, payable monthly,          20,488       23,638            -
 and collateralized by a vehicle

 Note payable to a bank bearing
 interest at  LIBOR + 3.0%, payable           65,850      117,110            -

 monthly, and collateralized by a
 building

 SBA loan bearing interest at 7.267%,
 payable monthly, and collateralized by       55,544            -            -
 a building

 Revolving line of credit up to
 $50,000, bearing interest at prime +         48,562            -            -
 1.5%, with interest payable monthly        --------     --------     --------

 Total long-term debt                        225,125      181,475       63,819

 Less current portion                         63,903       60,455       23,091
                                            --------     --------     --------

 Total long-term debt, excluding
 current portion                         $   161,222      121,020       40,728
                                            ========     ========
Long-term Debt (continued)

Principal payments required on these obligations are as follows:


                Period ending September 30:
                1998                          $    63,903
                1999                               15,988

                2000                               13,767
                2001                               15,011
                Thereafter                        116,456
                                                 --------

                Total                         $   225,125
                                                 ========

(4)  Income Taxes

     Income tax expense (benefit) consists of:
                                           Current      Deferred       Total
                                           -------      --------      ------
 Nine months ended September 30, 1997:
 Federal                                $ (115,566)             -    (115,566)

 State                                     (24,695)             -     (24,695)
                                          ---------     ---------    ---------
                                        $ (140,261)             -    (140,261)
                                          =========     =========    =========

 Year ended December 31, 1996:

 Federal                                $     2,865             -        2,865
 State                                        1,009             -        1,009
                                          ---------     ---------    ---------


                                        $     3,874             -        3,874
                                          =========     =========    =========

 Year ended December 31, 1995:

 Federal                                $    82,189             -       82,189
 State                                       20,357             -       20,357
                                          ---------      --------    ---------

                                        $   102,546             -      102,546
                                          =========     =========    =========

     Actual income tax expense differs from the "expected" tax expense (computed by applying the U.S. federal corporate income tax rate of 34 percent to income before income taxes) as follows:


                                             September    December    December
                                              30, 1997    31, 1996    31, 1995
                                             ---------    --------    ---------

Computed "expected" tax expense            $  (157,010)    (18,630)      57,436
(benefit)

Increase (decrease) in income taxes
resulting from:
Disallowed travel and entertainment                   -      18,889      11,447

State income taxes, net of federal tax         (16,294)       (664)      13,436
benefit
Change in valuation allowance                  (12,564)      11,442      16,825
Tax penalties                                    18,964     (5,943)           -

Other adjustments                                26,643     (1,220)       3,402
                                              ---------   ---------   ---------

Income tax expense (benefit)               $   (140,261)     3,874      102,546
                                              =========  =========   =========

(4)  Income Taxes (continued)

     The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities are presented below:


                                             September    December    December
                                              30, 1997    31, 1996    31, 1995
                                             ---------   ---------    ---------

Current deferred tax assets:
Charitable  contribution carryover         $      3,155       3,072           -
Other accrued expense                                 -       4,849       3,720
Deferred compensation                             3,720       6,208       6,761

Allowance for doubtful accounts                   8,828      14,138       6,344
                                               --------    --------     -------

Total current deferred assets                    15,703      28,267      16,825

Less valuation allowance                         15,703      28,267      16,825
                                               --------    --------     -------

Net current deferred tax assets            $          -           -           -
                                              =========   =========   =========

     The net change in the total valuation allowance for the nine months ended September 30, 1997 and year ended December 31, 1996, was a decrease of $12,564 and an increase of $11,442 respectively.


(5)  Commitments and Contingencies

     The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position or results of operations.


(6)  Related Party Transactions


     During  the nine months ended September 30, 1997, the Company loaned the
president $127,089.   The balance of the loan to the president is $4,583 as of
September 30, 1997. During the year ended December 31, 1996, the Company had loaned a relative of the president $35,000. The receivable balance as of December 31, 1996 was $5,000.

     The Company also has a $60,000 investment in an entity which has loaned an amount in excess of $60,000 to the president.



(7)  Marketing Agreement

     The Company has entered into a marketing agreement whereby a third party has rights to market the Company's network training courses within the United States. The third party receives commissions equal to 50 percent of revenues generated through its marketing efforts. During the nine months ended September 30, 1997 and the years ended December 31, 1996 and 1995, the marketing expenses incurred under this agreement were approximately $1,750,000, $540,000, and $160,000, respectively, and have been included in selling, general, and administrative expenses in the accompanying financial statements.



(8)  Subsequent Event

     On November 19, 1997, the Company entered into a letter of intent to be acquired by another company. The acquisition is expected to occur on or before January 2, 1998.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combined financial statements have been prepared using the historical financial statements of the Company, and the historical financial statements of Astron Incorporated. The pro forma financial information reflects the adjustments that will result from the acquisition as if it had occurred as of the beginning of the period presented with respect to pro forma statements of operations data and as of the balance sheet date with respect to pro forma balance sheet data. The pro forma financial data is provided for analysis purposes only and does not purport to indicate the results which actually would have been obtained if the acquisition had been effected on the dates indicated, or of the results which may be obtained in the future.

     The pro forma financial information is based on the purchase method of accounting. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined income statements shows the combined positions of the Company and Astron as of Sept. 30, 1997. The unaudited pro forma condensed combined financial statements of income combines the results of the Company for the six months ended September 30, 1997 with the results of Astron for the six months ended June 30, 1997, and the eleven months ended March 31, 1997 (as previously reported in the Company's annual report) with the results of Astron for the twelve months ended December 31, 1996.


        Sento Technical Innovations Corporation and Astron Incorporated
                  Unaudited Pro Forma Condensed Balance Sheets
                              As of Sept. 30, 1997

                        Historical    Historical                    Pro Forma
                           Sento        Astron     Adjustments       Combined
                        -----------  ----------   ------------      ---------

Assets
Current assets:
  Cash                   $9,297,764       $8,055                    $9,305,819
  Accounts                3,169,514      105,381                     3,274,895
Receivable(Net)
  Inventories               720,897            0                       720,897

  Other current             771,936       70,081                       842,017
assets

  Deferred tax assets         98,917                                     98,917
                         -----------     --------          ---       ----------

Total current assets      14,059,028      183,517            0       14,242,545
                         -----------     --------          ---       ----------


Fixed assets
  Land                       36,021       25,600                        61,621
  Building                  250,489      102,400                       352,889
  Furniture &               928,906      437,045                     1,365,951
equipment
  Leasehold                   2,800                                      2,800
improvements

  Transportation             54,082                                     54,082
  Acc. depreciation        (384,985)    (221,733)                     (606,718)
                           ---------    ---------        -----       ---------


Net fixed assets            887,313      343,312             0        1,230,625
                           ---------    ---------        -----       ----------


Goodwill                                               733,954 (1)     733,954
Other assets                775,563       36,130                       811,693

                        $ 15,721,904    $ 562,959      733,954      $17,018,817
                        ============    =========      =======      ===========

        Sento Technical Innovations Corporation and Astron Incorporated
                  Unaudited Pro Forma Condensed Balance Sheets
                              As of Sept. 30, 1997


                                        Historical
                           Historical                               Pro Forma
                              Sento       Astron   Adjustments       Combined
                           ----------  ----------- -----------      ---------


Liabilities and
Stockholders' Equity

Current liabilities
  Due to bank and current      $349,870   $63,903                     $413,773
  portion of long-term
debt
  Accounts payable           2,619,001    228,732                    2,847,733
  Accrued liabilities          872,273    139,353                    1,011,626
  Income taxes payable         932,207     53,260                      985,467

  Deferred maintenance       1,182,550       0                       1,182,550
revenue
  Other deferred revenue       863,584    110,443                      974,027
                             ---------   ---------                   ----------
Total current liabilities    6,819,485    595,691            0       7,415,176
                            -----------  ---------         ----      ----------

Long-term liabilities:

  Long-term debt, net        1,479,761    161,222                    1,640,983
  Deferred revenues            583,333                                 583,333
  Deferred tax liability         5,333                                   5,333
                          ------------    --------         ----       ---------
Total long-term              2,068,427     161,222            0      2,229,649
liabilities               ------------    --------         -----     ----------


Stockholders' equity
  Common stock               1,286,009      1,000        45,000(1)   1,331,009
                                                        (1,000)(1)
  Additional paid-in         4,373,474                  495,000(1)   4,868,474
capital

  Deferred compensation        (75,000)                                (75,000)
  Retained earnings          1,249,509   (194,954)      194,954(1)   1,249,509
                            -----------  ---------      ----------   ----------

Total stockholders'          6,833,992   (193,954)      733,954      7,373,992
equity
                           -----------   ---------      -------     -----------
                           $15,721,904   $562,959       733,954     $17,018,817
                           ===========   =========      =======     ===========

        Sento Technical Innovations Corporation and Astron Incorporated
                Unaudited Pro Forma Condensed Income Statements

                                       Historical
                           Historical   for the 6
                           for the 6     months
                          months ended   ended
                           Sept. 30,    June 30,
                              1997        1997                      Pro Forma
                          -----------  ----------                   ---------
                              Sento       Astron   Adjustments       Combined
                             -----       -------   -----------       --------


Revenues                    8,666,880    2,685,455                  11,352,335


Cost of Sales               5,857,317      577,323                   6,434,640


Gross Profit                2,809,563    2,108,132                   4,917,695


Operating Expenses
Selling, general and        3,786,795    2,456,058                   6,242,853
administrative
Amortization of Goodwill                                50,400 (2)      50,400

Research and development      78,828                                    78,828

Income (loss) from         (1,056,060)   (347,926)    (50,400)      (1,454,386)
operations

Other income (expense)       2,590,805    (68,402)                   2,522,403


Income before taxes         1,534,745    (416,328)    (50,400)       1,068,017

Income tax expense            800,250    (123,140)                     677,110
(benefit)                    ---------   ---------                    ---------


Net Income (loss)             $734,495  $(293,188)    (50,400)         $390,907
                              ========  ==========    ========         ========

Net Income (loss) per             $.14                                     $.07
common share                     =====                                    =====

        Sento Technical Innovations Corporation and Astron Incorporated
                Unaudited Pro Forma Condensed Income Statements


                           Historical   Historical
                           for the 11    for the 12
                          months ended     months
                            March 31,    ended Dec.
                              1997        31, 1996                   Pro Forma
                              Sento        Astron   Adjustments       Combined
                            ----------    ---------                  ---------

Revenues                    17,609,586    2,725,376                  20,334,962

Cost of Sales               11,441,558      265,918                  11,707,476
                            ----------    ---------                  ----------

Gross Profit                 6,168,028    2,459,458                   8,627,486

Operating Expenses
Selling, general and         5,711,061    2,500,270                   8,211,331
administrative

Amortization of Goodwill                                100,801 (2)     100,801
Research and development       524,787                                 524,787


Income (loss) from             (67,820)     (40,812)  (100,801)       (209,433)
operations


Other income (expense)          106,375     (13,982)                     92,393

Income before taxes             38,555      (54,794)  (100,801)       (117,040)


Income tax expense              16,139         3,874                    20,013
                              ---------    --------- ----------      ----------

Net Income (loss)              $22,416     $(58,668)  (100,801)      $(137,053)
                             ==========   ========== ==========      ==========


Net Income (loss) per            $0.01                                   $(.03)
common share              =============                              ==========

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following pro forma adjustments have been made to the historical condensed consolidated balance sheet of Sento Technical Innovations Corporation to give effect to the acquisition of Astron Incorporated.

        . To record the purchase of all of the issued and outstanding common stock of Astron Incorporated in exchange for the issuance to the Astron shareholder of 180,000 shares of common stock, valued at $3.00 per share, par value $0.25 per share.

        2. To record amortization of goodwill on a straight-line method over 7 years.


                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                  SENTO TECHNICAL INNOVATIONS CORPORATION
                  (Registrant)


                  By:     /s/ Robert K. Bench
                          ----------------------------------------
                          Robert K. Bench, Chief Financial Officer


   Date: January 15, 1998